UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

Yarrow Bioscience, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38356	45-3757789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 James Street, Suite 007, New Haven, CT	06513
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 433-7577

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	YARW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Corporate Presentation

On September 10, 2026, Yarrow Bioscience, Inc., a Delaware corporation (the “Company”), made available the Company’s investor presentation to be used in general corporate communications and investor communications. A copy of the corporate presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Update to Part I, Item 1 – Business of the Annual Report

This Current Report on Form 8-K updates Part I, Item 1 – Business of the Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) of the Company to reflect the merger between the Company and Yarrow Bioscience Operating Company Corp. (formerly known as Yarrow Bioscience, Inc.).

The preceding information is filed hereunder as Exhibit 99.2, which is incorporated herein by reference.

All revisions to the Annual Report relate solely to the item set forth above. These revisions have no effect on the Company’s previously reported results of operations, financial position, or cash flows. The information in this Current Report on Form 8-K should be read in conjunction with the Annual Report (except for the items revised herein), which was previously filed with the Securities and Exchange Commission (the “SEC”). All other information in the Annual Report remains unchanged and the items in the Annual Report have not been updated for events occurring after December 31, 2025, except as expressly set forth in Exhibit 99.2. For significant developments since December 31, 2025, refer to subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

This Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act) concerning the Company. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those that have been anticipated.

The forward-looking statements contained in this Form 8-K are based on current expectations and beliefs concerning future developments and their potential effects and therefore are subject to other risks and uncertainties. These risks and uncertainties include, but are not limited to, those risks and uncertainties and other factors more fully described in filings with the SEC, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by the Company with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on current expectations, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Such forward-looking statements are made as of the date of this Form 8-K, and the Company undertakes no obligation to update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Exhibit Title or Description
99.1	Investor Presentation, dated September 2026
99.2	Part I, Item 1 – Business Updates
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARROW BIOSCIENCE, INC.

Date: September 10, 2026	By:	/s/ Rebecca Frey
Rebecca Frey
Chief Executive Officer